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

                      MID ATLANTIC MEDICAL SERVICES, INC.
               NON-QUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

          AGREEMENT ("Agreement") dated the date indicated on the attached Face Sheet, by and between Mid Atlantic Medical Services, Inc., a Delaware corporation ("Corporation"), and the person indicated on the attached Face Sheet, an employee of the Corporation and/or one of its subsidiaries ("Optionee").

          WHEREAS, the Corporation desires to have Optionee continue in its employ and to provide Optionee with an incentive by sharing in the success of the Corporation;

          WHEREAS, in order to provide such an incentive to its officers and key employees, the Corporation has adopted the Mid Atlantic Medical Services, Inc. 1996 Non-Qualified Stock Option Plan ("Plan");

          WHEREAS, the Corporation desires to grant to Optionee under the Plan options not intended to qualify as "incentive stock options" within the meaning of Section 422 or any successor provision of the Internal Revenue Code of 1986, as amended ("Code"); and

          WHEREAS, unless otherwise provided herein, capitalized terms used in this Agreement shall have the meaning given them in the Plan.

          NOW, THEREFORE, in consideration of the mutual covenants and representations herein contained and intending to be legally bound, the parties hereto agree as follows:

          1. NUMBER OF SHARES AND PRICE. The Corporation hereby grants to the Optionee an option ("Option") to purchase the number of shares of
     Common Stock set forth on the attached Face Sheet of this Agreement. The exercise price per share of Common Stock of the Option shall be as is set forth on the attached Face Sheet of this Agreement, such price being the Fair Market Value per share of Common Stock on the Date of Grant of the Option. The Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

          2. TERM AND EXERCISE. The Option shall expire five (5) years from the date hereof, subject to earlier termination as set forth in Section
     3. Subject to the provisions of Section 3, the Option shall become exercisable in installments as set forth on the attached Face Sheet of this Agreement.

          3.  EXERCISE OF OPTION UPON TERMINATION OF EMPLOYMENT.

               (a)     TERMINATION  OF  VESTED  OPTION   UPON  TERMINATION  OF
     EMPLOYMENT.

                    (i) TERMINATION. Upon the Optionee's Termination of Employment, other than by reason of death or Disability, the Optionee may, within three months from the date of such Termination of Employment, exercise all or any part of the Option to the extent it was exercisable at the date of Termination of Employment. In no event may the Option be exercised later than the expiration date described in
     Section 2.

                    (ii)   DISABILITY.   Upon the Optionee's  Disability Date,


     the Optionee may, within one year after such Disability Date, exercise all or a part of the Option, whether or not it was exercisable on such Disability Date, but only to the extent not previously exercised. In no event, however, may the Option be exercised later than the expiration date described in Section 2.

                    (iii) DEATH. In the event of the death of the Optionee while employed by the Corporation, the right of the Optionee's Beneficiary to exercise the Option in full (whether or not all or any part of the Option was exercisable as of the date of death, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Optionee's death or, if earlier, on the date of expiration of the Option determined pursuant to Section 2.

               (b) TERMINATION OF UNVESTED OPTION UPON TERMINATION OF EMPLOYMENT. Except as provided in Sections 3(a)(ii) and 3(a)(iii), to the extent all or any part of the Option was not exercisable as of the date of Termination of Employment, the unexercisable portion of the Option shall expire at the date of such Termination of Employment.

               (c) CHANGE OF CONTROL. Notwithstanding anything to the contrary in Section 2 or this Section 3, in the event one of the events specified in Section 8.05(d)(i), (ii), (iii) or (iv) of the Plan occurs, the provisions of such Section 8.05(d) shall determine when the Option becomes exercisable, when it may be exercised and when it expires.

          4. EXERCISE PROCEDURES. The Option shall be exercisable by written notice to the Corporation, which must be received by the Secretary of the Corporation not later than 5:00 P.M. local time at the principal executive office of the Corporation on the expiration date of the Option. Such written notice shall set forth (a) the number of shares of Common Stock being purchased, (b) the total exercise price for the shares of Common Stock being purchased, (c) the exact name as it should appear on the stock certificate(s) to be issued for the shares of Common Stock being purchased, and (d) the address to which the stock certificate(s) should be sent. The exercise price of shares of Common Stock purchased upon exercise of the Option shall be paid in full (a) in cash, (b) by delivery to the Corporation of shares of Common Stock (which shares of Common Stock must have been held for at least six months), (c) in any combination of cash and shares of Common Stock, or
     (d) by delivery of such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer upon receipt of the exercise price in cash from the broker or dealer). In the event that any shares of Common Stock shall be transferred to the Corporation to satisfy all or any part of the exercise price, the part of the exercise price deemed to have been satisfied by such transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Corporation. Any shares of Common Stock tendered in payment shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. The Optionee may not transfer to the Corporation in satisfaction of the exercise price any fraction of a share of Common Stock, and any portion of the exercise price that would represent less than a full share of Common Stock must be paid in cash by the Optionee. Subject to Section 8 hereof, certificates for the purchased shares of Common Stock will be issued and delivered to the Optionee as soon as practicable after the receipt of such payment of the exercise price; PROVIDED, HOWEVER, that delivery of any such shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Corporation shall have deposited such certificates in the United States mail, addressed to Optionee, at the address set forth on the Face Sheet of this Agreement or to such other address as Optionee may from time to time designate in a written notice to the Corporation. The Optionee shall not be deemed for any purpose to be a shareholder of the Corporation in respect of any shares of Common Stock as to which the Option shall not have been exercised, as herein provided, until such shares of Common Stock have been issued to Optionee by the Corporation hereunder.

          5.   PLAN  PROVISIONS  CONTROL  OPTION TERMS;  MODIFICATIONS.    The
     Option is  granted pursuant and  subject to  the terms and  conditions of the Plan, the provisions  of which are incorporated herein  by reference.
     In  the event any provision of this  Agreement shall conflict with any of the terms in the Plan as  constituted on the Date of Grant, the  terms of
     the Plan  as constituted on the Date  of Grant shall control.   Except as


     provided in Section 8.05 of the Plan, the Option shall not be modified after the Date of Grant except by express written agreement between the Corporation and the Optionee; PROVIDED, HOWEVER, that any such modification (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee. No modifications may be made to the Option while the Optionee is subject to Section 16(b) of the Exchange Act except in compliance with Rule 16b-3.

          6. LIMITATIONS ON TRANSFER. The Option may not be assigned or transferred other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder.

          7. TAXES. The Corporation shall be entitled to withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any shares of Common Stock issuable under this Agreement, and the Corporation may defer issuance of shares of Common Stock upon the exercise of the Option unless the Corporation is indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Optionee at such time as the Committee determines. The Optionee may satisfy his or her tax withholding obligation by the payment of cash to the Corporation and/or by the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such shares of Common Stock, to satisfy such tax withholding requirements. The Committee shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections to have shares of Common Stock withheld upon exercise of the Option to meet such withholding obligations.

          8. NO EXERCISE IN VIOLATION OF LAW. Notwithstanding any of the provisions of this Agreement, the Optionee hereby agrees that he or she will not exercise the Option granted hereby, and that the Corporation will not be obligated to issue any shares of Common Stock to the
     Optionee hereunder, if the exercise thereof or the issuance of such shares of Common Stock shall constitute a violation by the Optionee or the Corporation of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive.

          9. SECURITIES LAW COMPLIANCE. The Optionee agrees, for the Optionee and his or her Beneficiaries, with respect to all shares of Common Stock acquired pursuant to the terms and conditions of the Plan and the Option (or any other shares of Common Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that the Optionee and his or her Beneficiaries will not sell or otherwise dispose of these shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or except in a transaction that, in the opinion of counsel for the Corporation, is exempt from registration under the Act. Further, the Corporation shall not be required to sell or issue any shares under the Option if, in the opinion of the Corporation, (a) the issuance of such shares would constitute a violation by the Optionee or the Corporation of any applicable law or regulation of any government authority or (b) the consent or approval of any governmental body is necessary or desirable as condition of, or in connection with, the issuance of such shares.

          10.   ADJUSTMENTS.  The existence of  the Option shall not affect in any  way the  right  or power  of  the Corporation  or  its directors  or
     shareholders   to   make   or   authorize   any   or   all   adjustments,
     recapitalizations,   reorganizations,   or    other   changes   in    the
     Corporation's  capital  structure  or  its  business, or  any  merger  or consolidation of the Corporation, or  any issuance of bonds,  debentures, preferred  stock  or prior  preference stock  ahead  of or  affecting the
     Common Stock or the rights thereof, or dissolution or liquidation  of the
     Corporation, or any sale or transfer of all or any part of its  assets or


     business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          11.   DISPUTE RESOLUTION.   As a  condition of granting  the Option,
     the Optionee agrees, for the Optionee and his or her Beneficiaries, that any dispute or disagreement that may arise under or as a result of or pursuant to the Plan and the Option shall be determined by the Committee in its sole discretion, and any interpretation by the Committee of the terms of the Plan and Option shall be final, binding and conclusive.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

     ATTEST:                        MID ATLANTIC MEDICAL SERVICES, INC.



     --------------------------     By: -------------------------------
                                        George T. Jochum, Chairman,
                                        President and Chief
                                        Executive Officer


                                    By: -------------------------------
                                        Member of the Compensation
                                        Committee


     WITNESS:                           OPTIONEE



     --------------------------         -------------------------------
                                        (Signature)

                                     FACE SHEET

     Notice Addresses:

       Optionee:
                      -------------------------
                      4 Taft Court
                      Rockville, Maryland  20850

       Corporation:

                      Mid Atlantic Medical Services, Inc.
                      4 Taft Court
                      Rockville, Maryland  20850
                      Attention: Secretary


     Grant Date:      --------------------------


     Total Options Granted:  -------------------


     Exercise Price Per Share of Common Stock:  $
                                                 --------

     Vesting Schedule:

                                       Number of Shares
            Date                       (Non-Cumulative)
            ----                       ----------------
         06/01/1997                        -------
         06/01/1998                        -------
         06/01/1999                        -------


     Expiration Date:

          Optioned shares must  be purchased  within five (5)  years from  the
     date  of  grant, which  is  ---------.   That  is,  all  options must  be
     exercised by ----------.